                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): November 1, 1999

                      PEDIATRIC SERVICES OF AMERICA, INC.
              (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-23946                 58-1873345
(State or Other Jurisdiction    (Commission File No.)         (IRS Employer
of Incorporation)                                          Identification No.)



                            310 Technology Parkway
                         Norcross, Georgia 30092-2929
             (Address of Principal Executive Offices)  (Zip Code)



                                (770) 441-1580
             (Registrant's telephone number, including area code)

Item 2.       Acquisition or Disposition of Assets

     On November 1, 1999, Pediatric Services of America, Inc. (the "Company") completed the sale of the assets of its paramedical testing division to Hooper Holmes, Inc. ("Hooper") pursuant to an Asset Purchase Agreement dated August 30, 1999 by and among the Company, Paramedical Services of America, Inc. and Hooper (the "Asset Purchase Agreement"), as amended by the Amendment to Asset Purchase Agreement dated as of November 1, 1999 (the "Amendment"). The aggregate purchase price for the assets was $85 million, subject to an adjustment as set forth in the Amendment which was estimated at closing to be $4 million, and subject to additional post-closing escrows for possible further adjustments of up to $10,187,500. The purchase price was determined by arms-length negotiations between the parties.

     The foregoing is not a complete description of the terms of the Asset Purchase Agreement or the Amendment and is subject to and qualified in its entirety by reference to the Asset Purchase Agreement and the Amendment. The terms and conditions of the Asset Purchase Agreement and the transactions contemplated thereby are set forth in the Company's Current Report on Form 8-K dated September 2, 1999, which is incorporated herein by reference. A copy of the Amendment is filed as Exhibit 2.2 to this Report and is incorporated herein by reference.

Item 5.       Other Events

     On November 1, 1999, the Company and its subsidiaries amended and restated its Credit Agreement, dated August 13, 1998 with NationsBank, N.A., which has been succeeded by Bank of America, National Association, as Lender (the "Amended and Restated Loan Security Agreement"). Subject to the terms and conditions of the Amended and Restated Loan Security Agreement, the Lender shall make available a total credit facility of up to Thirty Million Dollars ($30,000,000) for use by the Company and its subsidiaries from time to time during the term of the Amended and Restated Loan and Security Agreement. The total credit facility shall be comprised of a revolving line of credit up to the available limit, consisting of Loans and Letters of Credit (as defined therein).

     The foregoing is not a complete description of the terms of the Amended and Restated Loan Security Agreement and is subject to and qualified in its entirety by reference to the Amended and Restated Loan and Security Agreement, filed herewith as Exhibit 10.21 to this Report and incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits


(b)  Pro Forma Financial Information

          The following unaudited condensed pro forma balance sheet as of June 30, 1999, and the related unaudited condensed pro forma statement of operations for the twelve months ended September 30, 1998 and the nine months ended June 30, 1999, have been prepared to give effect to the disposition of the paramedical testing division by the Company as if the transaction had been consummated as of June 30, 1999, with respect to the balance sheet, and October 1, 1997 with respect to the statement of operations. These pro forma statements do not necessarily reflect the financial position and results of operations as they would have been if the Company had completed this disposition on the dates indicated above. This unaudited pro forma financial information should be read in conjunction with the financial statements and the notes related thereto.


                      PEDIATRIC SERVICES OF AMERICA, INC.
                  UNAUDITED CONDENSED PRO FORMA BALANCE SHEET
                                 JUNE 30, 1999
                                (In Thousands)

                                                                                         Pro forma
                                                                          Actual        Adjustments     Pro forma
                                                                        ----------      -----------     ---------
Assets
Current assets:
  Cash and cash equivalents...........................................  $  8,860        $ 71,000  A     $ 15,610
                                                                                          (2,000) A
                                                                                         (62,250) B

  Accounts receivable,  net...........................................    87,279         (21,893) A       65,386
  Prepaid expenses....................................................       289            (100) A          189
  Income taxes receivable.............................................     1,023             --            1,023
  Other current assets................................................     5,279            (985) A        4,294
                                                                        ---------       -----------     ---------
Total current assets..................................................   102,730         (16,228)         86,502
Property and equipment:
  Home care equipment held for rental.................................    30,039             --           30,039
  Furniture and fixtures..............................................    16,385          (6,699) A        9,686
  Vehicles............................................................       856             (26) A          830
  Leasehold improvements..............................................     1,019             (39) A          980
                                                                        ---------       -----------     ---------
                                                                          48,299          (6,764)         41,535
  Accumulated depreciation and amortization...........................   (25,405)          1,717  A      (23,688)
                                                                        ---------       -----------     ---------
                                                                          22,894          (5,047)         17,847
Other assets:
  Goodwill,  net......................................................    67,806         (22,486) A       45,320
  Certificates of need,  net..........................................       396             --              396
  Deferred financing fees,  net.......................................     2,827            (417) D        2,410
  Noncompete agreements,  net.........................................        68             --               68
  Other...............................................................       656            ( 46) A          610
                                                                        ---------       -----------     ---------
                                                                          71,753         (22,949)         48,804
                                                                        ---------       -----------     ---------
Total assets..........................................................  $197,377        $(44,224)       $153,153
                                                                        =========       ===========     =========

See accompanying notes.

                      PEDIATRIC SERVICES OF AMERICA, INC.
           UNAUDITED CONDENSED PRO FORMA BALANCE SHEET--(Continued)
                                (In Thousands)

                                                                                         Pro forma
                                                                          Actual        Adjustments     Pro forma
                                                                        ----------      -----------     ---------
Liabilities and stockholders' equity
Current liabilities:
  Accounts payable....................................................  $  10,431       $     --        $10,431
  Accrued compensation................................................     11,108            (549) A     10,559
  Accrued insurance...................................................      4,308             --          4,308
  Other accrued liabilities...........................................      4,846             --          4,846
  Deferred revenue....................................................      1,030             --          1,030
  Income taxes payable................................................        --            7,217 C       7,217
  Current maturities of long-term obligations to related parties......      2,961             --          2,961
  Current maturities of long-term obligations.........................         41             --             41
                                                                        ----------       -----------    --------
Total current liabilities.............................................     34,725           6,668        41,393

  Long-term obligations to related parties, net of
    Current maturities................................................        145                           145
  Long-term obligations, net of current maturities....................    137,276         (62,250) B     75,026
  Deferred income taxes                                                       --             --             --
  Minority interest in subsidiary.....................................        547            --             547

Stockholders' equity:
  Preferred stock, $.01 par value, 2,000 shares
    Authorized, no shares issued and outstanding                              --                            --
  Common stock, $.01 par value, 80,000 shares
     Authorized; 6,652 shares at June 30, 1999
     Issued and outstanding...........................................         67              --            67
  Additional paid-in capital..........................................     48,362              --        48,362
  Retained earnings (deficit).........................................    (23,745)         20,992  A    (12,387)
                                                                                           (2,000) A
                                                                                           (7,217) C
                                                                                             (417) D
                                                                         ---------      ------------  ----------
Total stockholders' equity............................................     24,684          11,358        36,042
                                                                         ---------      -----------   ----------
Total liabilities and stockholders' equity............................   $ 197,377       $(44,224)    $ 153,153
                                                                         =========      ===========   ==========

   See accompanying notes.

                       PEDIATRIC SERVICES OF AMERICA, INC.
              NOTES TO UNAUDITED CONDENSED PRO FORMA BALANCE SHEET

(A) To record (i) cash received (net of estimated transaction costs), (ii) elimination of net assets of the paramedical testing division, and
          (iii) gain incurred in connection with the disposition of the paramedical testing division as of June 30, 1999. Consideration received, without giving effect to contingent consideration, consisted of $71,000,000 and elimination of $550,000 in liabilities. The book value of assets sold as of June 30, 1999 was $50,558,000. Transaction costs are approximately $2,000,000. Computation of the estimated gain on disposal of the paramedical testing division is as follows:

               Cash proceeds                              $ 71,000,000
               Less: Transaction costs                      (2,000,000)
                                                          ------------

               Net cash proceeds                            69,000,000
               Less: net assets of paramedical testing
                      division                              50,008,000
                                                          ------------

               Gain before income taxes                   $ 18,992,000
                                                          ============

               Net gain on disposition                    $ 11,775,000
                                                          ============

(B) To record the paydown of the Company's Credit Agreement utilizing the cash proceeds from the disposition of the paramedical testing division.

(C) To record income taxes payable in connection with the disposition of the paramedical testing division. The Company has provided for income taxes of $7,217,000 based on a statutory tax rate.

(D) To record the elimination of the deferred financing fees associated with the paydown of the Company's Credit Agreement.

                      PEDIATRIC SERVICES OF AMERICA, INC.
             UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                    TWELVE MONTHS ENDED SEPTEMBER 30, 1998
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                        Actual       Pro Forma      Pro Forma
                                                                                    Adjustments
                                                                      ---------------------------------------
Net revenue........................................................    $302,492    $ (80,309) A      $222,183

Costs and expenses:
  Operating salaries, wages and employee benefits..................     123,984      (14,307) A       109,677
  Other operating costs............................................     124,438      (51,036) A        73,402
  Corporate, general and administrative............................      23,030       (6,660) A        16,370
  Provision for doubtful accounts..................................      22,963                        22,963
  Depreciation and amortization....................................       8,792         (988) A         7,804
                                                                      ---------------------------------------
     Total costs and expenses......................................     303,207      (72,991)         230,216
                                                                      ---------------------------------------

Operating loss.....................................................        (715)      (7,318)          (8,033)
Interest expense...................................................      (8,956)       3,670  B        (5,095)
                                                                                         191  C
                                                                      ---------------------------------------
Loss before minority interest and income taxes.....................      (9,671)      (3,457)         (13,128)
Minority interest in loss of subsidiary............................          68           -                68
                                                                      ---------------------------------------
Loss before income taxes...........................................      (9,603)      (3,457)         (13,060)
Income tax expense (benefit).......................................      (3,311)      (2,817) A        (4,661)
                                                                                       1,467  D
                                                                      ---------------------------------------
Net loss...........................................................    $ (6,292)    $ (2,107)        $ (8,399)
                                                                      =========     ========         ========

Net loss per share data (basic and diluted)........................    $  (0.91)                       $(1.22)
                                                                      =========                      ========
Weighted average shares outstanding (basic and diluted)............       6,911                         6,911
                                                                      =========                      ========

                      PEDIATRIC SERVICES OF AMERICA, INC.
        NOTES TO UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1998

      (A) To eliminate the paramedical testing division results of operations for the twelve months ended September 30, 1998.

      (B) Adjusts interest expense based on the use of proceeds from the disposition of the paramedical testing division to reduce borrowings on the Company's Credit Agreement. The interest expense adjustment is based on actual interest expense of $3,670,000. Borrowings were at an average interest rate of approximately 7.32%.

      (C) To eliminate amortization of deferred financing costs associated with the paydown of the Company's Credit Agreement.

      (D) To record estimated income taxes at a 38% statutory rate relating to the interest expense and amortization of deferred financing costs eliminated in connection with disposition of the paramedical testing division.

                      PEDIATRIC SERVICES OF AMERICA, INC.
             UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                        NINE MONTHS ENDED JUNE 30, 1999
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                        Actual      Pro Forma       Pro Forma
                                                                                   Adjustments E
                                                                      ---------------------------------------
Net revenue....................................................       $ 230,804    $  (66,059) A    $ 164,745

Costs and expenses:
  Operating salaries, wages and employee benefits..............          87,436        (6,649) A       80,787
  Other operating costs........................................         105,406       (48,518) A       56,888
  Corporate, general and administrative........................          19,470        (6,430) A       13,040
  Provision for doubtful accounts..............................          15,462          (500) A       14,962
  Depreciation and amortization................................           7,949        (1,379) A        6,570
  Impairment of intangible assets..............................          20,984           --           20,984
                                                                      ----------------------------------------
     Total costs and expenses..................................         256,707       (63,476)        193,231
                                                                      ----------------------------------------

Operating loss.................................................         (25,903)       (2,583)        (28,486)
Interest expense...............................................         (10,916)        3,995  B       (6,686)
                                                                                          235  C
Loss on sale of  businesses....................................          (1,258)          -            (1,258)
                                                                      ----------------------------------------
Loss before minority interest and income taxes.................         (38,077)        1,647         (36,430)
Minority interest in loss of subsidiary........................             200           -               200
                                                                      ----------------------------------------
Loss before income taxes.......................................         (37,877)        1,647         (36,230)
Income tax expense (benefit)...................................            (553)       (1,106) A          (52)
                                                                                        1,607  D
                                                                      -----------------------------------------
Net loss.......................................................       $ (37,324)    $   1,146      $  (36,178)
                                                                      =========     =========      ==========
Net loss per share data (basic and diluted)....................       $   (5.61)                   $    (5.44)
                                                                      =========                    ==========
Weighted average shares outstanding (basic and diluted)........           6,652                         6,652
                                                                      =========                    ==========



                      PEDIATRIC SERVICES OF AMERICA, INC.
         NOTES TO UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED JUNE 30, 1999

       (A) To eliminate the paramedical testing division results of operations for the nine months ended June 30, 1999.

       (B) Adjusts interest expense based on the use of proceeds from the disposition of the paramedical testing division to reduce borrowings on the Company's Credit Agreement. The interest expense adjustment is based on actual interest expense of $3,995,000. Borrowings were at an average interest rate of approximately 8.98%.

       (C) To eliminate amortization of deferred financing costs associated with the paydown of the Company's Credit Agreement.

       (D) To record estimated income taxes at a 38% statutory rate relating to the interest expense and amortization of deferred financing costs eliminated in connection with the disposition of the paramedical testing division.

       (E) In connection with this disposition, the Company expects to record a gain on the sale of approximately $18,992,000. The gain on the sale will be included in the Company's results of operations in the first quarter of fiscal year 2000, less income taxes estimated to be approximately $7,217,000. Accordingly, such amounts are not considered in the accompanying condensed pro forma statement of operations.

  (c)       Exhibits.


  Exhibit
  Number    Description
  ------    -----------

  2.1 Asset Purchase Agreement, incorporated by reference from Exhibit 2.2 to the Registrant's Current Report on Form 8-K dated September 2, 1999.

  2.2 Amendment to Asset Purchase Agreement, dated November 1, 1999, filed herewith.

  10.21 Amended and Restated Loan and Security Agreement, dated November 1, 1999, by and among Bank of America, National Association, as Lender, and Pediatric Services of America, Inc., a Delaware corporation and each of its subsidiaries, filed herewith.

  99.1      Press Release, dated November 2, 1999, filed herewith.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PEDIATRIC SERVICES OF AMERICA, INC.

                                  (Registrant)


                                /s/ James M. McNeill
                                ---------------------------
                                James M. McNeill
                                Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Date: November 16, 1999

                                 EXHIBIT INDEX

     The following exhibits are filed with this report. The Registrant will furnish any exhibit upon request to Pediatric Services of America, Inc., 310 Technology Parkway, Norcross, Georgia 30092. There is a charge of $.50 per page to cover expenses for copying and mailing.

Exhibit No.              Description
----------               ------------
  2.1                    Asset Purchase Agreement, incorporated by reference
                         from Exhibit 2.2 to the Registrant's Current Report on
                         Form 8-K dated September 2, 1999.

  2.2 Amendment to Asset Purchase Agreement, dated November 1, 1999, filed herewith.

  10.21 Amended and Restated Loan and Security Agreement, dated November 1, 1999, by and among Bank of America, National Association, as Lender, and Pediatric Services of America, Inc., a Delaware corporation and each of its subsidiaries, filed herewith.

  99.1                   Press Release dated November 2, 1999